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                                                                   EXHIBIT 10.19




                    WORLDCOM/MFS/UUNET INCENTIVE STOCK PLAN

                 (AMENDED AND RESTATED AS OF DECEMBER 31, 1996)



INTRODUCTION AND HISTORY OF PLAN

       Effective August 12, 1996, MFS Communications Company, Inc. ("MFS") acquired UUNET Technologies, Inc., a Delaware corporation ("UUNET") through a merger of a subsidiary of MFS with and into UUNET. As a result of the merger, MFS assumed sponsorship of this Plan. Effective December 31, 1996, MFS then merged with and into WorldCom, Inc. ("WorldCom") pursuant to a Merger Agreement. As a result of the merger, WorldCom assumed sponsorship of the Plan, and the Plan was amended and restated to redesignate the Plan as sponsored by WorldCom effective December 31, 1996. Under the terms of the Merger Agreement, rights to acquire stock of MFS outstanding under the Plan before December 31, 1996 were substituted with rights to acquire stock of WorldCom, as adjusted for the merger exchange ratio of 2.1 shares of stock of WorldCom for each outstanding share of MFS stock. Except as adjusted for this exchange ratio, all rights of Participants under the Plan before December 31, 1996 are preserved hereunder. The amended and restated Plan is intended to change the Plan as required as a result of the merger but is not otherwise intended to effect substantive amendments to the Plan beyond those required by the merger.

1.     PURPOSE OF THE PLAN.

       The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to the Employees of the Company and to promote the success of the Company's business.

       Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Committee and as reflected in the terms of the written option agreement. The Committee also has the discretion to grant Stock Purchase Rights.

2.     DEFINITIONS.

       As used herein, the following definitions shall apply:

       (a)    "Board" shall mean the Board of Directors of the Company.

       (b)    "Code" shall mean the Internal Revenue Code of 1986, as amended.

       (c) "Committee" shall mean the Committee appointed by the Board in accordance with Section 4(a) of the Plan.

       (d) "Common Stock" shall mean the Common Stock of the Company, par value $0.01 per share.

       (e) "Company" shall mean WorldCom, Inc., a Georgia corporation, or any successor thereto.

       (f) "Consultant" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services, and any director of the Company whether compensated for such services or not; provided that if an in the event the Company registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

       (g) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant, as applicable. Continuous Status as an Employee or Consultant
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shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Committee; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

       (h) "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment "by the Company.

       (i) "Executive Officer" shall have the meaning set forth in Rule 3b-7 (or any successor rule) under the Exchange Act.

       (j) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

       (k) "Merger Agreement" means the Amended and Restated Agreement and Plan of Merger dated as of August 25, 1996 by and between the Company, HIJ Corp., a wholly-owned subsidiary of the Company ("HIJ"), and MFS, whereby HIJ merged with and into MFS.

       (k) "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

       (l) "Option" shall mean a stock option granted pursuant to the Plan.

       (m) "Optioned Stock" shall mean the Common Stock subject to an Option.

       (n) "Optionee" shall mean an Employee or Consultant who receives an Option.

       (o) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e).

       (p) "Plan" shall mean this WorldCom/MFS/UUNET Incentive Stock Plan, as amended from time to time.

       (q) "Purchaser" shall mean an Employee or Consultant who exercises a Stock Purchase Right.

       (r) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

       (s) "Stock Purchase Right" shall mean a right to purchase Common Stock pursuant to the Plan or the right to receive a bonus of Common Stock for past services.

       (t) "Subsidiary" shall mean a "subsidiary corporate," whether now or hereafter existing, as defined in Section 424 (f) of the Code.

3.     STOCK SUBJECT TO THE PLAN.

       Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares under the Plan is 7,743,750 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

       If an Option or Stock Purchase Right should expire or become unexercisable for any reason without having been exercised in full, then the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant or sale under the Plan. Notwithstanding any other provision of the Plan,





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shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

4.     ADMINISTRATION OF THE PLAN.

       (a) Procedure. The Plan shall be administered by a Committee appointed by the Board consisting of not fewer than two members of the Board who are "outside" directors within the meaning of Section 162(m) (or any successor section) of the Code to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. Members of the Board who are either eligible for Options and/or Stock Purchase Rights or have been granted Options and/or Stock Purchase Rights may vote on any matters affecting the administration of the Plan or the grant of any Options and/or Stock Purchase Rights pursuant to the Plan, except that no such member shall act upon the granting of an Option and/or Stock Purchase Right to such member. Notwithstanding the foregoing, if and in any event the Company registers any class of any equity security pursuant to Section 12 of the Exchange Act, from the effective date of such registration this Plan shall be administered in accordance with the disinterested administration requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission (such rule, including any successor rule, shall be referred to as "Rule 16b-3"), or any successor rule thereto. Subject to the foregoing, from time to time Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefore, and fill vacancies however caused.

       (b) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options. Nonstatutory Stock Options or Stock Purchase Rights;
(ii) to determine, upon review of relevant information and in accordance with
Section 7 of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options or Stock Purchase Rights, to be granted, which exercise price shall be determined in accordance with Section 7 of the Plan; (iv) to determine the Employees or Consultants to whom, and the time or times at which, Options or Stock Purchase Rights shall be granted and the number of shares to be represented by each Option or Stock Purchase Right; provided, that no Executive Officer of the Company shall be granted Options or Stock Purchase Rights for more than an aggregate of 1,500,000 shares under the Plan; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option and Stock Purchase Right granted (which need not be identical) and, with the consent of the holder thereof, modify or amend any provisions (including provisions relating to exercise price) of any Option or Stock Purchase Right; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of
Section 5 of the Plan; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Stock Purchase Right previously granted by the Committee; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

       (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees, Purchasers and any other holders of any Options or Stock Purchase Rights granted under the Plan.

5.     ELIGIBILITY.

       (a) Options and Stock Purchase Rights. Options and Stock Purchase Rights may be granted to Employees and Consultants, provided that Incentive Stock Options may only be granted to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if such Employee or Consultant is otherwise eligible, be granted additional Option(s) or Stock Purchase Rights(s).

       (b) Incentive Stock Option or Nonstatutory Stock Option. Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate fair market value of the Shares with respect to which Options designated





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as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans for the Company) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options.

       (c) Section 5 (b). For purposes of Section 5(b), Options shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

       (d) Employment Relationship. The Plan shall not confer upon any Optionee or holder of a Stock Purchase Right any right with respect to continuation of employment by or the rendition of consulting services to the Company, no shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or services at any time, with or without cause.

6.     TERM OF PLAN.

       The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by vote of the holders of the majority of the outstanding shares of the Company entitled to vote on the adoption of the Plan. It shall continue to effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

7.     EXERCISE PRICE AND CONSIDERATION.

       (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option or Stock Purchase Right shall be such price as is determined by the Committee, but shall be subject to the following:

               (i)      In the case of an Incentive Stock Option:

                        (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant.

                        (B)     granted to any Employee, the per Share
exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option or a Stock Purchase Right:

                        (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of the grant.

                        (B)     granted to any person, the per  Share
exercise price shall be no less than 85% of the fair market value per Share on the date of grant; provided, that if granted to an Executive Officer, the exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

       (b) For purposes of the Plan, the value of Common Stock of the Company shall be determined as follows:

               (1) If the stock of the Company is listed on any established stock exchange or a national market system, including without limitation of the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System, its fair market value shall be the closing sales price for such stock or the closing bid if no sales were reported, as quoted on such system or exchange (or the largest such exchange) for the date the





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value is to be determined (or if there are no sales for such date, then for the last preceding business day on which there were sales), as reported in the Wall Street Journal or similar publication.

               (ii) If the stock of the Company is regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the stock on the date value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

               (iii) In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Committee, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry and its management, and the values of stock of other corporations in the same or a similar line of business.

       (c) The consideration to be paid for the Shares to be issued upon exercise of an Option or Stock Purchase Right, including the method of payment, shall be determined by the Committee and may consist entirely of cash, check, promissory note, other Shares of Common Stock which (i) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired directly or indirectly, from the Company, and (ii) have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law.

8.     OPTIONS.

       (a) Term of Option. The term of each Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Incentive Stock Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement.

       (b)     Exercise of Option.

               (i) Procedure for Exercise; Rights as a Stockholder. Any option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                        (A) An Option may not be exercised for a fraction of a Share.

                        (B) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. In the event that the exercise of an Option is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Nonstatutory Stock Option pursuant to Section 5(b), the Company shall issue a separate stock certificate evidencing the Shares treated as acquired upon exercise of an Incentive Stock Option and a separate stock certificate evidencing the Shares treated as acquired upon exercise of a Nonstatutory Stock Option and shall identify each such certificate accordingly in its stock transfer records. No adjustment will be made for a dividend





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or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

                        (C) Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (ii)     Termination of Status as an Employee or Consultant.
In the event of termination of an Optionee's Continuous Status as an Employee or Consultant (as the case may be), such Optionee may, but only within thirty
(30) days (or such other period of time not exceeding three (3) months in the case of an Incentive Stock Option of six (6) months in the case of a Nonstatutory Stock Option, as is determined by the Committee, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement) exercise the Option to the extent that such Employee or Consultant was entitled to exercise it at the date of such termination. To the extent that such Employee or Consultant was not entitled to exercise the Option at the date of such termination, or if such Employee or Consultant does not exercise such Option (which such Employee or Consultant was entitled to exercise) within the time specified herein, the Option shall terminate.

               (iii) Disability of Optionee. Notwithstanding the provisions of Section 8(b) (ii) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of such Employee's or Consultant's total and permanent disability (as defined in Section 22(e)(3) of the Code), such Employee or Consultant may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Committee, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent such Employee or Consultant was entitled to exercise it at the date of such termination. To the extent that such Employee or Consultant was not entitled to exercise the Option at the date of termination, or if such Employee or Consultant does not exercise such Option (which such Employee or Consultant was entitled to exercise) within the time specified herein, the Option shall terminate.

               (iv)     Death of Optionee.  In the event of the death of an
Optionee:

                        (A) during the term of the Option who is at the time of his or her death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months (but in no event later than the date o of expiration of the term of such Option as set forth in the Option Agreement), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant six (6) months (or such other period of time as is determined by the Committee at the time of grant of the Option) after the date of death; or

                        (B) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Committee, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months (or such other period of time as is determined by the Committee at the time of grant of the Option) following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.





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9.     STOCK PURCHASE RIGHTS.

       (a) Rights to Purchase. After the Committee determines that it will offer an Employee or Consultant a Stock Purchase Right, it shall deliver to the offeree a stock purchase agreement or stock bonus agreement, as the case may be, setting forth the terms, conditions and restrictions relating to the offer, including the number of Shares which such person shall be entitled to purchase, and the time within which such person must accept such offer, which shall in no event exceed six (6) months from the date upon which the Committee made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a stock purchase agreement or stock bonus agreement in the form determined by the Committee.

       (b) Issuance of Shares. Forthwith after payment therefor, the Shares purchased shall be duly issued; provided, however, that the Committee may require that the Purchaser make adequate provision for any Federal and State withholding obligations of the Company as a condition to the Purchaser purchasing such Shares.

       (c) Repurchase Option. Unless the Committee determines otherwise, the stock purchase agreement or stock bonus agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Purchaser's employment with the Company for any reason (including death or disability). If the Committee so determines, the purchase price for shares repurchased may be paid by cancellation of any indebtedness of the Purchaser to the Company. The repurchase option shall lapse at such rate as the Committee may determine.

       (d) Other Provisions. The stock purchase agreement or stock bonus agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee.

10.    NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS.

       The Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manor other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee or Purchaser, only by the Optionee or Purchaser.

11.    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

       Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, or repurchase of Shares from a Purchaser upon termination of employment, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock of the Company or the payment of a stock dividend with respect to the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

       In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock,





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including Shares as to which the Option would not otherwise be exercisable.  In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, or, in the sole discretion of the Committee, the Committee shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Committee makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

12.    TIME OF GRANTING OPTIONS.

       The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Committee makes the determination granting such Option or Stock Purchase Right. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

13.    AMENDMENT AND TERMINATION OF THE PLAN.

       (a) Amendment and Termination. The Committee may amend or terminate the Plan from time to time in such respects as the Committee may deem advisable. No amendment, alteration, suspension or discontinuance shall require stockholder approval unless (i) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes, (ii) from and after such time as the Company registers a class or equity securities under Section 12 of the Exchange Act, stockholder approval shall be required to meet the exemptions provided by Rule 16b-3, or any successor rule thereto, or
(iii) the Committee otherwise concludes that stockholder approval is advisable.

       (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options or Stock Purchase Rights already granted and such Options or Stock Purchase Rights shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee or Purchaser (as the case may be) and the Committee, which agreement must be in writing and signed by the Optionee or Purchaser (as the case may be) and the Company.

14.    CONDITIONS UPON ISSUANCE OF SHARES.

       Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Rights unless the exercise of such Option or Stock Purchase Rights and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

       As a condition to the exercise of an Option or Stock Purchase Rights, the Company may require the person exercising such Option or Stock Purchase Rights to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

15.    RESERVATION OF SHARES.

       The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.





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       The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16.    OPTION, STOCK PURCHASE AND STOCK BONUS AGREEMENT.

         Options shall be evidenced by written option agreements in such form as the Committee shall approve. Upon the exercise of Stock Purchase Rights, the Purchaser shall sign and stock purchase agreement or stock bonus agreement in such form as the Committee shall approve.

17.    INFORMATION TO OPTIONEES AND PURCHASERS.

       The Company shall make available to each Optionee and Purchaser, during the period for which such Optionee or Purchaser has one or more Options or Stock Purchase Rights outstanding, copies of all annual reports and other information which are provided to all stockholders of the Company. The Company shall be required to provide such information if the issuance of Options or Stock Purchase Rights under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.










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